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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 28, 2002

                        CIGNA INVESTMENT SECURITIES, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                        811-2299                        23-1886274
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(State or other juris-          (Commission                  (IRS Employer
diction of incorporation)        File Number)                Identification No.)

Two Liberty Place, Philadelphia, PA                                19192
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (860) 534-5576

                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


Item 5.  Other Events

Bob Moore is no longer the portfolio manager for CIGNA Investment Securities, Inc. (the "Fund"). The fixed income team of TimesSquare Capital Management, Inc. is now responsible for management of the Fund's portfolio.


Date: February 28, 2002                     CIGNA INVESTMENT SECURITIES, INC.
                                                      -----------
                                                      (Registrant)

                                            By:  /s/ Jeffrey S. Winer
                                            -----------------------------------
                                            Jeffrey S. Winer
                                            Vice President and Secretary